SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2000
                                                         -----------------



                              GERALD STEVENS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



      Florida                      0-05531                     65-0971499
  ----------------             ----------------              ---------------
  (State or other              (Commission File              (IRS Employer
   jurisdiction of               Number)                     Identification No.)
   incorporation)



              P.O. Box 350526, Fort Lauderdale, Florida 33335-0526
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/627-1000

Item 5.  Other Events.
         ------------

         We are filing this Report solely for the purpose of filing the press release, dated November 14, 2000, included as an exhibit to this Report and incorporated herein by reference, relating to the completion of a previously announced one-for-five reverse stock split. For a temporary period, our common stock will trade under the symbol GIFTD.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit No.                   Description
         -----------                   -----------

         99.1                          Press Release dated November 14, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                              GERALD STEVENS, INC.
                                              --------------------
                                                 (Registrant)



                                              By /s/ WAYNE MOOR
                                                  ----------------------
                                                     Wayne Moor
                                                   Senior Vice President and
                                                   Chief Financial Officer

Dated: November 15, 2000

                              GERALD STEVENS, INC.

                           Current Report on Form 8-K

                                  Exhibit Index
                                  -------------

Exhibit No.               Description
-----------               -----------

99.1                      Press Release dated November 14, 2000